                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 1, 2006

                       NEURO-HITECH PHARMACEUTICALS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    333-125699                20-4121393
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 (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)

             One Penn Plaza, Suite 2514
                New York, New York                           10119
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           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 798-8100

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          (Former name or former address, if changed since last report)

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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 1, 2006, Neuro-Hitech Pharmaceuticals, Inc. (the "Company")
entered into an exclusive  development  agreement (the "Agreement") with Org Syn
Laboratory,  Inc.  ("Org  Syn")  for the  development  by Org  Syn of  synthetic
Huperzine A, in accordance with the terms of the Agreement.  Org Syn is entitled to receive  an  aggregate  of  $175,894  upon the  execution  of the  Agreement,
$175,916 six months from the  execution  date and an  additional  $67,664  seven
months  from  the  execution  date  (subject  to  the   achievement  of  certain
milestones)  for services  rendered  under the  Agreement.  The Agreement may be terminated by the Company if Org Syn fails to achieve certain stated milestones.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 7, 2006                       NEURO-HITECH PHARMACEUTICALS, INC.

                                              By: /s/ Reuben Seltzer
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                                                  Reuben Seltzer
                                                  President and Chief Executive
                                                     Officer